UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of Earliest Event Reported)                                                            April 21, 2010

Southern Community Financial Corporation

North Carolina	000-33227	56-2270620
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

4605 Country Club Road, Winston-Salem, North Carolina	27104
(Address of principal executive offices)	(Zip Code)

Issuer's telephone number:  (336) 768-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2010, Southern Community Financial Corporation (NASDAQ: SCMF and SCMFO) (the “Company”), the parent company for Southern Community Bank and Trust, amended the bylaws at a board meeting held on April 21, 2010.  The amendments (1) add a new subparagraph (d) to Section 3.2 requiring the Corporation to conduct a review of a director nominee’s existing loan relationships and other dealings with the Company prior to their approval as a nominee for election as a director; and (2) conform Section 3.10 of the bylaws to the recently adopted Securities and Exchange Commission disclosure requirements for directors.  A copy of the amendments is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Amendments to Sections 3.2 and 3.10 of the Bylaws of the Company dated April 21, 2010

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Southern Community Financial Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Southern Community Financial Corporation

April 23, 2010	By:	/s/ James Hastings
Name: James Hastings
Title: Executive Vice President and Chief Financial Officer